HORIZON FUNDS

Centre American Select Equity Fund

Centre Global Infrastructure Fund

(together, the “Funds”)

Supplement dated May 1, 2025

to the Prospectus of the Funds

This supplement makes the following amendment to disclosures in the Funds’ Prospectus, dated April 17, 2025, effective immediately:

The disclosure under the Section titled “Portfolio Manager” on page 20 of the Prospectus is hereby deleted in its entirety and replaced with the following:

James A. Abate – Managing Director, Fundamental Equities

Mr. Abate serves as Managing Director, Fundamental Equities for Horizon. Prior to the Reorganization, he served as the Chief Investment Officer and Managing Director of Centre Asset Management, LLC, the investment adviser to the Select Equity Predecessor Fund and the Global Infrastructure Predecessor Fund (together, the “Predecessor Funds”). Prior to founding Centre Asset Management, Mr. Abate was Investment Director, North America, for GAM Investments. Prior to GAM, Mr. Abate served as Managing Director & Fund Manager/Head of U.S. Active Equity at Credit Suisse Asset Management responsible for its U.S. Select Equity Strategy and stable of Global Sector Funds. Mr. Abate has achieved Standard & Poor's Funds Research AAA rating, received numerous "Category King" mentions in The Wall Street Journal, is the recipient of the Refinitiv Lipper Fund Award for Best US Equity Fund, as well as multiyear Investment Week award nominations. Prior to transitioning to asset management, he was a Manager in Price Waterhouse's Valuation/Corporate Finance Group, and served as a commissioned officer in the U.S. Army and Reserves, achieving the rank of Captain. Mr. Abate holds a B.S. in accounting from Fairleigh Dickinson University, an MBA in finance from St. John's University, and is a visiting Adjunct Professor in the graduate and honors academic programs at the Zicklin School of Business, Baruch College. He is a contributing author to several John Wiley published books, Applied Equity Valuation, Focus on Value, Short Selling and The Theory and Practice of Investment Management; has written articles that have appeared in The Journal of Portfolio Management, Investment Week, FT Investment Adviser, The Wall Street Journal and Mergers & Acquisitions, among other publications; and his writings with Professor J. Grant, Ph.D., on the economic value added approach to security analysis have been adopted by the CFA Institute candidate study programs. Mr. Abate is a former member of the editorial advisory board of The Journal of Portfolio Management.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Funds.

* * * * *

Please retain this supplement for your reference.